UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number             811-22481

                                         Apollo Senior Floating Rate Fund Inc.

(Exact name of registrant as specified in charter)

9 West 57th Street

                                                     New York, New York 10019

(Address of principal executive offices) (Zip code)

Joseph Moroney, President

9 West 57th Street

                                                 New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 515-3200

Date of fiscal year end: December 31

Date of reporting period: March 31, 2015

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments

March 31, 2015 (unaudited)

	Principal Amount ($)	Value ($)
Senior Loans - 140.8%(a)
AEROSPACE & DEFENSE - 8.8%
Alion Science and Technology Corp.
Tranche A Term Loan, 8.00%, 08/17/18(b)	1,936,274	1,916,911
Tranche B Term Loan, 11.00%, 08/16/19(b)	1,828,289	1,791,723
B/E Aerospace, Inc.
Term Loan, 4.00%, 12/16/21	2,641,308	2,666,044
Camp International Holding Co.
2013 First Lien Replacement Term Loan, 4.75%, 05/31/19	1,290,338	1,301,628
2013 Second Lien Replacement Term Loan, 8.25%, 11/29/19	1,000,000	1,001,875
Deltek, Inc.
First Lien Term Loan, 4.50%, 10/10/18	845,674	849,505
Second Lien Term Loan, 10.00%, 10/10/19	1,091,000	1,103,274
Photonis Technologies SAS
Term Loan, 8.50%, 09/18/19(b)	3,524,374	3,277,668
SRA International, Inc.
Term Loan, 6.50%, 07/20/18	3,460,380	3,488,496
TASC, Inc.
First Lien New Term Loan, 7.00%, 05/22/20	498,750	507,478
First Lien Term Loan, 7.00%, 05/22/20	1,424,441	1,449,369
Second Lien Term Loan, 12.00%, 05/21/21(c)	2,233,239	2,372,816
U.S. Joiner Holding Co.
Term Loan, 7.00%, 04/16/20(b)	1,642,375	1,638,269
Vencore, Inc.
Second Lien Term Loan, 9.00%, 05/23/20(b)	606,000	612,818
WP CPP Holdings, LLC
First Lien Term Loan, 4.75%, 12/28/19	1,154,780	1,161,708

		25,139,582

AUTOMOTIVE - 1.6%
American Tire Distributors, Inc.
Initial Term Loan, 09/24/21(d)	1,876,401	1,886,956
New 2014 Initial Term Loan, 5.75%, 06/01/18	1,378,426	1,381,872
Fram Group Holdings, Inc./Prestone Holdings, Inc.
Second Lien Term Loan, 10.50%, 01/29/18	1,490,285	1,457,998

		4,726,826

BANKING, FINANCE, INSURANCE & REAL ESTATE - 9.9%
AmWINS Group, LLC
First Lien New Term Loan, 5.17%, 09/06/19	4,380,653	4,429,935

	Principal Amount ($)	Value ($)
BANKING, FINANCE, INSURANCE & REAL ESTATE (continued)
Asurion, LLC
Incremental Tranche B-1 Term Loan, 5.00%, 05/24/19	4,391,328	4,409,926
Second Lien Term Loan, 8.50%, 03/03/21	1,562,000	1,572,153
BATS Global Markets, Inc.
Term Loan, 02/19/18(d)	2,167,684	2,173,103
Hyperion Finance S.a.r.l. (United Kingdom)
Term Loan, 5.75%, 10/17/19(e)	5,332,500	5,339,166
Hyperion Insurance Group, Limited (United Kingdom)
Term Loan B, 03/26/22(d)(e)	2,046,666	2,062,016
Institutional Shareholder Services, Inc.
First Lien Term Loan, 5.00%, 04/30/21(b)	2,228,138	2,222,567
Medical Card System, Inc.
Term Loan, (9.00% cash, 3.00%, PIK), 11.24%, 03/17/17(b)(f)	4,681,843	3,441,154
MMM Holdings, Inc.
MMM Term Loan, 9.75%, 12/12/17(b)	685,989	555,651
MSO of Puerto Rico, Inc.
MSO Term Loan, 9.75%, 12/12/17(b)	498,717	403,961
Walter Investment Management Corp.
Tranche B Term Loan, 4.75%, 12/18/20	1,962,226	1,805,739

		28,415,371

BEVERAGE, FOOD & TOBACCO - 4.5%
ARG IH Corp.
Term Loan, 4.75%, 11/15/20	1,896,000	1,906,466
Dole Food Co., Inc.
Tranche B Term Loan, 4.50%, 11/01/18	2,245,472	2,255,655
Hearthside Group Holdings, LLC
Term Loan, 4.50%, 06/02/21	3,122,166	3,144,942
Performance Food Group, Inc.
Second Lien Initial Term Loan, 6.25%, 11/14/19	1,031,121	1,034,555
PFS Holding Corp.
First Lien Term Loan, 4.50%, 01/31/21	2,782,890	2,474,462
Winebow Holdings, Inc. (The Vintner Group, Inc.)
Second Lien Term Loan, 8.50%, 01/02/22(b)	2,260,897	2,113,939

		12,930,019

CAPITAL EQUIPMENT - 1.4%
Tank Holding Corp. (Roto Acquisition Corp.)
Initial Term Loan, 5.25%, 03/16/22	1,472,000	1,479,360
Zebra Technologies Corp.
Term Loan B, 4.75%, 10/27/21	2,377,600	2,408,212

		3,887,572

See accompanying Notes to Schedule of Investments.  |  1

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments  (continued)

March 31, 2015 (unaudited)

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)
CHEMICALS, PLASTICS & RUBBER - 2.9%
Allnex (Luxembourg) & Cy, S.C.A. (Luxembourg)
Tranche B-1 Term Loan, 4.50%, 10/03/19(e)	423,600	425,188
Allnex USA, Inc. (Luxembourg)
Tranche B-2 Term Loan, 4.50%, 10/03/19(e)	219,785	220,610
Chemstralia Pty, Ltd. (Chemstralia Finco, LLC) (Australia)
Initial Term Loan, 7.25%, 02/28/22(b)(e)	2,272,727	2,250,000
Onex Wizard Acquisition Co. II, S.C.A. (Luxembourg)
Initial Dollar Term Loan, 5.25%, 03/11/22(e)	2,120,805	2,143,201
Tronox Pigments (Netherlands), B.V. (Netherlands)
New Term Loan, 4.00%, 03/19/20(e)	730,977	731,927
U.S. Farathane, LLC
Initial Term Loan, 6.75%, 12/23/21(b)	965,179	976,037
Univar, Inc.
Term Loan B, 5.00%, 06/30/17	1,714,646	1,714,526

		8,461,489

CONSTRUCTION & BUILDING - 0.2%
Headwaters, Inc.
Term Loan B, 4.50%, 03/24/22(b)	500,000	502,812

CONSUMER GOODS: DURABLE - 0.1%
Britax U.S. Holdings, Inc.
First Lien Term Loan B, 4.50%, 10/15/20	462,737	365,562

CONSUMER GOODS: NON-DURABLE - 4.1%
ABG Intermediate Holdings 2, LLC
First Lien Term Loan, 5.50%, 05/27/21	3,514,500	3,534,990
BRG Sports, Inc.
First Lien Term Loan, 6.50%, 04/15/21(b)	1,835,486	1,865,313
Fender Musical Instruments Corp.
Initial Term Loan, 5.75%, 04/03/19	341,250	341,535
Nine West Holdings, Inc.
Unsecured Initial Term Loan, 6.25%, 01/08/20	1,000,000	845,835
Polyconcept Investments, B.V.
Term Loan, 6.00%, 06/28/19	3,771,424	3,761,996
The Topps Co., Inc.
Term Loan, 7.25%, 10/02/18	1,380,817	1,365,283

		11,714,952

CONTAINERS, PACKAGING & GLASS - 3.4%
BWay Intermediate Co., Inc.
Initial Term Loan, 5.50%, 08/14/20	3,315,873	3,351,800

	Principal Amount ($)	Value ($)
CONTAINERS, PACKAGING & GLASS (continued)
Hoover Group
First Lien Term Loan, 7.75%, 01/07/22(b)	1,186,940	1,109,789
NVLX Acquisition, LLC
First Lien Term Loan, 6.00%, 12/05/21	2,553,623	2,579,159
Pelican Products, Inc.
First Lien Term Loan, 5.25%, 04/10/20	2,765,202	2,759,160

		9,799,908

ENERGY: OIL & GAS - 8.0%
American Energy - Marcellus, LLC
First Lien Initial Term Loan, 5.25%, 08/04/20	3,061,946	2,610,309
Azure Midstream Energy, LLC
Term Loan, 7.50%, 11/15/18	687,238	655,454
BlackBrush Oil & Gas, L.P.
Closing Date Second Lien Term Loan, 7.50%, 07/30/21	2,733,766	2,221,185
Chief Exploration & Development, LLC
Second Lien Term Loan, 7.50%, 05/16/21	1,950,784	1,818,131
CITGO Holding, Inc.
Term Loan, 9.50%, 05/12/18	1,943,536	1,935,033
Drillships Financing Holding, Inc.
Tranche B-1 Term Loan, 6.00%, 03/31/21	3,233,417	2,481,147
Drillships Ocean Ventures, Inc.
Term Loan, 5.50%, 07/25/21	404,039	338,383
EMG Utica, LLC
Term Loan, 4.75%, 03/27/20	2,107,474	1,978,391
HGIM Corp.
Term Loan A, 5.00%, 06/18/18	4,636,189	3,517,708
Power Borrower, LLC (PTS Buyer, Inc.)
First Lien Initial Term Loan, 4.25%, 05/06/20	907,183	902,647
Power Buyer, LLC
First Lien Delayed Draw Term Loan, 4.25%, 05/06/20	48,565	48,322
Southcross Energy Partners, L.P.
Initial Term Loan, 5.25%, 08/04/21(b)	341,260	333,795
Southcross Holdings Borrower, L.P.
Term Loan, 6.00%, 08/04/21	865,143	824,049
Sprint Industrial Holdings, LLC
First Lien Term Loan, 7.00%, 05/14/19(b)	2,157,402	2,038,745
Targa Resources Corp.
Term Loan, 02/27/22(d)	561,518	564,676
W3 Co.
First Lien Term Loan, 5.75%, 03/13/20(b)	920,153	805,134

		23,073,109

2  |  See accompanying Notes to Schedule of Investments.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

March 31, 2015 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

ENVIRONMENTAL INDUSTRIES - 1.4%
Emerald 2, Limited (United Kingdom)
Facility B-1 Term Loan, 5.00%, 05/14/21(e)	3,956,154	3,896,812

FOREST PRODUCTS & PAPER - 1.4%
Caraustar Industries, Inc.
Incremental Term Loan, 8.00%, 05/01/19	1,645,875	1,639,703
Term Loan, 8.00%, 05/01/19	2,309,305	2,298,717

		3,938,420

HEALTHCARE & PHARMACEUTICALS - 12.5%
ABB/Con-Cise Optical Group, LLC
Term Loan B-1, 4.50%, 02/06/19	1,510,180	1,506,412
Amneal Pharmaceuticals, LLC
Term Loan B, 5.00%, 11/01/19	2,674,742	2,695,646
Ardent Medical Services, Inc.
First Lien Term Loan, 6.75%, 07/02/18	2,891,911	2,905,923
ATI Holdings, Inc.
Term Loan, 5.25%, 12/20/19	1,509,583	1,519,961
InVentiv Health, Inc.
Term Loan B-3, 7.75%, 05/15/18	723,864	726,579
Opal Acquisition, Inc.
First Lien Term Loan, 5.00%, 11/27/20	5,906,434	5,916,889
Premier Dental Services, Inc.
First Lien Term Loan, 6.00%, 11/01/18(b)	5,189,391	4,774,239
Smile Brands Group, Inc.
Term Loan, 7.50%, 08/16/19	4,133,695	3,761,662
Steward Health Care System, LLC
Term Loan, 6.75%, 04/10/20(e)	3,060,179	3,060,179
Surgery Center Holdings, Inc.
First Lien Initial Term Loan, 5.25%, 11/03/20	2,141,577	2,152,295
Tenet Healthcare Corp.
Term Loan, 4.50%, 03/22/16(b)	2,895,054	2,880,579
U.S. Renal Care, Inc.
Second Lien Term Loan, 10.25%, 01/03/20(b)	1,504,000	1,522,800
Valeant Pharmaceuticals
International, Inc. (Canada) Tranche B Term Loan Series F-1, 03/11/22(d)(e)	1,983,473	1,994,630
Walgreens Infusion Services
Term Loan B, 03/25/22(b)(d)	500,000	504,065

		35,921,859

HIGH TECH INDUSTRIES - 7.7%
Compuware Corp.
First Lien Tranche B-1 Term Loan, 6.27%, 12/15/19	158,000	154,642
Flexera Software, LLC
Second Lien Term Loan, 8.00%, 04/02/21(b)	1,333,333	1,313,333

	Principal Amount ($)	Value ($)

HIGH TECH INDUSTRIES (continued)

Freescale Semiconductor, Inc.
Tranche B-5 Term Loan, 5.00%, 01/15/21	3,910,649	3,935,364
GTCR Valor Companies, Inc.
First Lien Initial Term Loan, 6.00%, 05/30/21	2,378,084	2,372,151
Kronos, Inc.
First Lien Incremental Term Loan, 4.50%, 10/30/19	778,458	781,167
Landslide Holdings, Inc. (Crimson Acquisition Corp.)
Second Lien Term Loan, 8.25%, 02/25/21(b)	563,000	546,109
Lanyon Solutions, Inc. (Lanyon, Inc.)
First Lien Term Loan, 5.50%, 11/13/20	1,454,287	1,453,080
MSC.Software Corp.
First Lien Initial Term Loan, 5.00%, 05/29/20	1,776,575	1,789,899
Riverbed Technology, Inc.
Term Loan B, 02/25/22(d)	1,416,761	1,432,345
RP Crown Parent, LLC
First Lien New Term Loan, 12/21/18(d)	3,098,674	3,057,678
TIBCO Software, Inc.
Term Loan, 6.50%, 12/04/20	2,000,000	2,003,750
Vision Solutions, Inc.
First Lien Term Loan, 6.00%, 07/23/16(b)	3,431,376	3,422,798

		22,262,316

HOTEL, GAMING & LEISURE - 7.6%
Centaur Acquisition, LLC
Second Lien Term Loan, 8.75%, 02/20/20	826,000	837,358
Delta 2 (Lux) S.a.r.l. (Luxembourg)
Facility B-3 (USD) Term Loan, 4.75%, 07/30/21(e)	4,605,263	4,585,599
Diamond Resorts Corp.
Term Loan, 5.50%, 05/09/21	842,616	847,883
Equinox Holdings, Inc.
First Lien New Initial Term Loan, 5.00%, 01/31/20	2,985,508	3,004,168
Global Cash Access, Inc.
Term Loan B, 6.25%, 12/18/20	1,595,423	1,588,108
Mohegan Tribal Gaming Authority
Term Loan B, 5.50%, 11/19/19	291,981	290,338
Peppermill Casinos, Inc.
Term Loan B, 7.25%, 11/09/18(b)	1,954,859	1,967,077
Planet Fitness Holdings, LLC
Term Loan, 03/31/21(d)	3,965,790	3,975,704
Scientific Games International, Inc.
Initial Term Loan B-2, 6.00%, 10/01/21	3,542,616	3,555,653
Seaworld Parks & Entertainment, Inc.
Term Loan B-3, 05/14/20(b)(d)	1,250,000	1,249,612

		21,901,500

See accompanying Notes to Schedule of Investments.  |  3

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

March 31, 2015 (unaudited)

	Principal Amount ($)	Value ($)

Senior Loans(a) (continued)

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 8.1%
Acosta Holdco, Inc.
Initial Term Loan, 5.00%, 09/26/21	2,072,475	2,096,277
ALM Media, LLC
First Lien Term Loan, 5.50%, 07/31/20(b)	3,946,216	3,877,157
F&W Media, Inc.
Term Loan, 7.75%, 06/30/19	3,848,763	3,733,300
Information Resources, Inc.
Term Loan, 4.75%, 09/30/20	1,984,887	2,003,912
Merrill Communications, LLC
Term Loan, 5.75%, 03/08/18(b)	3,596,130	3,627,597
The Reader’s Digest Association, Inc.
Term Loan, 12.50%, 09/30/15(b)	3,004,805	2,974,757
Springer SBM Two GmbH (Germany)
Initial Term Loan B-3, 4.75%, 08/14/20(e)	4,972,565	4,988,104

		23,301,104

MEDIA: BROADCASTING & SUBSCRIPTION - 10.6%
Charter Communications Operating, LLC (aka CCO Safari, LLC)
Term Loan G, 4.25%, 09/10/21	3,475,506	3,509,305
Emmis Operating Co.
Term Loan, 6.00%, 06/10/21	1,995,000	2,004,975
Granite Broadcasting Corp.
First Lien Tranche B Term Loan, 6.75%, 05/23/18	1,412,927	1,412,934
Hargray Communications Group, Inc. (HCP Acquisition, LLC)
Initial Term Loan, 5.25%, 06/26/19	4,205,263	4,229,591
Hemisphere Media Holdings, LLC
(Intermedia Espanol, Inc.)
New Term Loan B, 5.00%, 07/30/20	2,551,178	2,548,524
Numericable U.S., LLC
Dollar Denominated Tranche B-1
Term Loan, 4.50%, 05/21/20	1,593,744	1,600,103
Dollar Denominated Tranche B-2
Term Loan, 4.50%, 05/21/20	1,378,806	1,384,307
SESAC Holdco II, LLC
First Lien Term Loan, 5.00%, 02/07/19	1,775,235	1,775,244
Telecommunications Management, LLC
First Lien Initial Term Loan, 4.75%, 04/30/20	1,129,759	1,123,404
Second Lien Initial Term Loan, 9.00%, 10/30/20(b)	710,475	699,817
WideOpenWest Finance, LLC
Term Loan B, 4.75%, 04/01/19	5,131,485	5,143,519

	Principal Amount ($)	Value ($)

MEDIA: BROADCASTING & SUBSCRIPTION (continued)
William Morris Endeavor
Entertainment, LLC (IMG
Worldwide Holdings, LLC)
First Lien Term Loan, 5.25%, 05/06/21	5,012,125	4,982,052

		30,413,775

MEDIA: DIVERSIFIED & PRODUCTION - 1.7%
Tech Finance & Co., S.C.A. (Luxembourg)
U.S. Term Loan, 5.50%, 07/11/20(e)	4,801,580	4,842,105

METALS & MINING - 0.3%
Oxbow Carbon, LLC (Oxbow Calcining, LLC)
Second Lien Initial Term Loan, 8.00%, 01/17/20	1,025,641	848,718

RETAIL - 7.7%
Charming Charlie, LLC
Initial Term Loan, 9.00%, 12/24/19(b)	5,295,414	5,335,130
David’s Bridal, Inc.
Initial Term Loan, 10/11/19(d)	321,997	313,384
Dollar Tree, Inc.
Initial Term Loan B, 4.25%, 03/09/22	2,434,032	2,462,595
HMK Intermediate Holdings, LLC
Term Loan, 5.00%, 03/30/19(b)	1,098,972	1,093,477
Mattress Holding Corp.
Initial Term Loan, 5.25%, 10/20/21	2,756,782	2,783,495
PetSmart, Inc.
Term Loan, 5.00%, 03/11/22	5,391,548	5,438,239
Sears Roebuck Acceptance Corp. (KMART Corp.)
Term Loan, 06/30/18(d)	2,000,000	1,974,370
Smart & Final, Inc.
First Lien Term Loan, 4.75%, 11/15/19	2,245,543	2,260,285
Vince, LLC (Vince Intermediate Holding, LLC)
Term Loan B, 5.79%, 11/27/19	519,331	520,954

		22,181,929

SERVICES: BUSINESS - 13.6%
Aptean, Inc.
First Lien Term Loan, 5.25%, 02/26/20	3,487,770	3,426,734
Brock Holdings III, Inc.
First Lien Term Loan, 6.00%, 03/16/17	607,070	597,205
Carecore National, LLC
Term Loan, 5.50%, 03/05/21	1,409,547	1,420,119
Catalent Pharma Solutions, Inc.
Dollar Term Loan, 4.25%, 05/20/21	4,267,492	4,292,585
EIG Investors Corp.
Term Loan, 5.00%, 11/09/19	3,655,156	3,675,735

4  |  See accompanying Notes to Schedule of Investments.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

March 31, 2015 (unaudited)

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)
SERVICES: BUSINESS (continued)
Element Materials Technology
Group U.S. Holdings, Inc.
(Element Materials Technology
Holdings U.K., Ltd.)
Term Loan B, 5.25%, 08/06/21	503,878	505,138
Evergreen Skills Lux S.a.r.l.
First Lien Initial Term Loan,
04/28/21(d)	2,034,800	2,015,093
Second Lien Initial Term Loan,
9.25%, 04/28/22	1,000,000	945,500
GCA Services Group, Inc.
Second Lien Initial Term Loan,
9.25%, 11/01/20(b)	834,400	831,270
Genex Holdings, Inc.
First Lien Term Loan B, 5.25%,
05/28/21	1,423,943	1,429,283
IBC Capital I, Limited
First Lien Initial Term Loan,
4.75%, 09/09/21	2,000,000	1,998,750
IBC Capital, Limited
Second Lien Term Loan, 8.00%, 09/09/22	529,000	530,322
Infogroup, Inc.
Term Loan B, 7.50%, 05/26/18	3,480,634	3,306,602
Onex Carestream Finance, L.P.
First Lien 2013 Term Loan,
5.00%, 06/07/19	2,417,888	2,429,639
Second Lien Term Loan, 9.50%, 12/07/19	2,415,389	2,415,993
Packers Holdings, LLC
Term Loan B, 5.00%, 12/02/21	498,750	503,114
SGS Cayman, L.P. (Cayman Islands)
Initial Cayman Term Loan,
6.00%, 04/23/21(e)	431,493	434,369
SNL Financial, LC
New Term Loan, 4.50%,
10/23/18	946,246	948,612
Stafford Logistics, Inc. (dba
Custom Ecology, Inc.)
Term Loan, 6.75%, 06/26/19(b)	2,427,875	2,330,760
Sutherland Global Services, Inc.
Initial U.S. Term Loan, 6.00%,
04/23/21	1,853,674	1,866,028
Tyche Holdings, LLC (aka TransFirst, Inc.)
First Lien Term Loan, 5.50%,
11/12/21	3,286,473	3,319,338

		39,222,189

SERVICES: CONSUMER - 2.6%
Laureate Education, Inc.
2018 New Series Extended Term
Loan, 5.00%, 06/15/18	5,202,201	4,890,069

	Principal Amount ($)	Value ($)
SERVICES: CONSUMER (continued)
NVA Holdings, Inc.
First Lien Term Loan,
08/14/21(d)	1,740,739	1,745,091
Second Lien Term Loan, 8.00%,
08/14/22(b)	955,026	958,607

		7,593,767

TELECOMMUNICATIONS - 13.3%
Altice Financing, S.A.
(Luxembourg)
Dollar Denominated Tranche
Term Loan, 5.25%, 02/04/22(e)	1,022,821	1,034,011
Avaya, Inc.
Term Loan B-3, 4.67%, 10/26/17.	2,236,706	2,204,173
Term Loan B-6, 6.50%, 03/31/18.	1,869,745	1,868,193
CWC Cayman Finance, Limited
(Cayman Islands)
Term Loan, 5.50%, 04/28/17(e)	1,420,327	1,424,751
Unsecured Term Loan, 6.50%,
04/28/17(b)(e)	1,470,588	1,477,941
Global Tel*Link Corp.
First Lien Term Loan, 5.00%,
05/23/20	6,542,738	6,475,675
Grande Communications
Networks, LLC
Term Loan B, 4.50%, 05/29/20	4,026,492	3,996,314
Integra Telecom Holdings, Inc.
Replacement Term Loan, 5.25%,
02/22/19	4,535,461	4,541,130
Level 3 Financing, Inc.
Tranche B 2022 Term Loan,
4.50%, 01/31/22	3,614,316	3,638,604
LTS Buyer, LLC (Sidera Networks, Inc.)
Second Lien Term Loan, 8.00%,
04/12/21	456,665	455,523
Ntelos, Inc.
Term Loan B, 5.75%, 11/09/19(b) .	4,018,686	3,456,070
Securus Technologies Holdings, Inc.
First Lien Initial Term Loan,
4.75%, 04/30/20	2,550,194	2,520,433
Second Lien Initial Term Loan,
9.00%, 04/30/21	2,800,000	2,766,400
The TelX Group, Inc.
Second Lien Initial Term Loan,
7.50%, 04/09/21	600,000	594,750
U.S. TelePacific Corp.
Advance Term Loan, 6.00%,
11/25/20	1,788,081	1,789,484

		38,243,452

TRANSPORTATION: CARGO - 2.5%
Carrix, Inc.
Term Loan, 4.50%, 01/07/19	4,030,741	3,755,300
OSG Bulk Ships, Inc.
Initial Term Loan, 5.25%,
08/05/19(b)	1,047,088	1,042,506

See accompanying Notes to Schedule of Investments.  |  5

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments  (continued)

March 31, 2015 (unaudited)

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)
TRANSPORTATION: CARGO (continued)
Pilot Travel Centers, LLC
Initial Tranche B Term Loan, 4.25%, 10/01/21	2,329,776	2,354,320

		7,152,126

TRANSPORTATION: CONSUMER - 1.8%
Blue Bird Body Co.
Facility Term Loan, 6.50%, 06/26/20(b)	1,459,467	1,461,291
Landmark Aviation FBO Canada, Inc. (Canada)
Canadian Term Loan, 4.75%, 10/25/19(e)	93,429	93,697
LM U.S. Member, LLC (LM U.S. Corp. Acquisition, Inc.)
First Lien Initial Term Loan, 4.75%, 10/25/19	2,354,007	2,360,775
Travel Leaders Group, LLC
Tranche B Term Loan, 7.00%, 12/05/18(b)	1,145,089	1,147,952

		5,063,715

UTILITIES: ELECTRIC - 3.1%
Granite Acquisition, Inc.
First Lien Term Loan B, 5.00%, 12/17/21	2,408,397	2,442,524
First Lien Term Loan C, 5.00%, 12/17/21	106,235	107,740
Second Lien Term Loan B, 8.25%, 12/19/22	1,309,090	1,331,181
Panda Sherman Power, LLC Construction Term Loan
Advances, 9.00%, 09/14/18(b)	1,194,374	1,191,388
Pike Corp.
First Lien Initial Term Loan, 5.50%, 12/22/21	2,869,367	2,882,523
Second Lien Term Loan, 9.50%, 06/22/22	1,000,000	995,000

		8,950,356

Total Senior Loans (Cost $408,269,483)		404,751,345

Corporate Notes and Bonds - 8.3%
BANKING, FINANCE, INSURANCE & REAL ESTATE - 4.1%
First Data Corp.
12.63%, 01/15/21	10,000,000	11,875,000

CHEMICALS, PLASTICS & RUBBER - 0.1%
Magnetation, LLC / Mag Finance Corp.
11.00%, 05/15/18(g)	753,000	389,678

HEALTHCARE & PHARMACEUTICALS - 1.2%
Valeant Pharmaceuticals International, Inc. (Canada)
7.50%, 07/15/21(e)(g)	3,200,000	3,472,992

	Principal Amount ($)	Value ($)
HIGH TECH INDUSTRIES - 0.2%
TIBCO Software, Inc.
11.38%, 12/01/21(g)	683,000	694,099

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.6%
Acosta, Inc.
7.75%, 10/01/22(g)	1,600,000	1,658,000

MEDIA: BROADCASTING & SUBSCRIPTION - 1.0%
Columbus International, Inc. (Barbados)
7.38%, 03/30/21(e)(g)	1,285,000	1,355,675
Radio One, Inc.
9.25%, 02/15/20(g)	1,484,000	1,424,640

		2,780,315

MEDIA: DIVERSIFIED & PRODUCTION - 1.1%
SiTV, Inc.
10.38%, 07/01/19(g)	3,420,000	3,078,000

Total Corporate Notes and Bonds (Cost $22,957,861)		23,948,084

6  |  See accompanying Notes to Schedule of Investments.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

March 31, 2015 (unaudited)

	Share Quantity	Value ($)
Common Stock - 0.4%
MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.4%
The Reader’s Digest Association, Inc. (b)(h)	50,210	1,255,250

Total Common Stock (Cost $5,212,858)		1,255,250

Preferred Stock - 1.4%

BANKING, FINANCE, INSURANCE & REAL ESTATE - 1.4%
Watford Holdings, Ltd. (Bermuda) 8.50% (b)(e)	160,000	3,920,000

Total Preferred Stock (Cost $3,920,000)		3,920,000

	Share Quantity	Value ($)
Warrants - 0.0%
BANKING, FINANCE, INSURANCE & REAL ESTATE - 0.0%
Medical Card System, Inc. 07/26/18(b)(h)	54,913	—

Total Warrants (Cost $ —)		—

Total Investments-150.9%		433,874,679
(Cost of $ 440,360,202)(i)
Other Assets & Liabilities, Net-1.0%		2,823,568
Loan Outstanding-(51.9)%		(149,269,000)

Net Assets (Applicable to Common Shares)-100.0%		287,429,247

(a)	“Senior Loans” are senior, secured loans made to companies whose debt is rated below investment grade and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. Unless otherwise identified, all Senior Loans carry a variable rate of interest. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate used by commercial lenders. The rates shown represent the weighted average rate at March 31, 2015. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown.

Senior Loan assets may have additional unfunded loan commitments. As of March 31, 2015, the Apollo Senior Floating Rate Fund Inc. had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements:

Borrower	Unfunded Loan Commitments

Charger OpCo B.V. (Oak Tea, Inc.)	$3,745,300
Valeant Pharmaceuticals International, Inc.	1,527,802

Total Unfunded Loan Commitments	$5,273,102

(b)	Fair Value Level 3 security. All remaining securities are categorized as Level 2.
(c)	Fixed rate asset.
(d)	All or a portion of this Senior Loan position has not settled. Full contract rates do not take effect until settlement date.
(e)	Foreign issuer traded in U.S. dollars.
(f)	Represents a payment-in-kind (“PIK”) security which may pay interest in additional principal amount.
(g)	Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At March 31, 2015, these securities amounted to $12,073,084, or 4.2% of net assets.
(h)	Non income-producing asset.
(i)	Cost for U.S. federal income tax purposes differs from book basis primarily due to the deferral of losses from wash sales. Unrealized appreciation and depreciation on investments are as follows:

Gross unrealized appreciation	$6,189,366
Gross unrealized depreciation	(12,677,015)

Net unrealized depreciation	$(6,487,649)

See accompanying Notes to Schedule of Investments.  |  7

Apollo Senior Floating Rate Fund Inc.

Notes to Schedule of Investments

March 31, 2015 (unaudited)

Security Valuation

Apollo Senior Floating Rate Fund Inc. (the “Fund”) values its investments primarily using the mean of the bid and ask prices provided by a nationally recognized security pricing service or broker. Senior Loans, corporate notes and bonds, common stock, preferred stock and warrants are priced based on valuations provided by an approved independent pricing service or broker, if available. If market or broker quotations are not available or a price is not available from an independent pricing service or broker, or if the price provided by the independent pricing service or broker is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Fund’s board of directors (the “Board”). In general, the fair value of a security is the amount that the Fund might reasonably expect to receive upon the sale of an asset or pay to transfer a liability in an orderly transaction between willing market participants at the reporting date. Fair value procedures generally take into account any factors deemed relevant, which may include, among others, (i) the nature and pricing history of the security, (ii) the liquidity or illiquidity of the market for the particular security, (iii) recent purchases or sales transactions for the particular security or similar securities and (iv) press releases and other information published about the issuer. In these cases, the Fund’s net asset value (“NAV”) will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.

Fair Value Measurements

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted unadjusted prices for identical assets and liabilities in active markets to which the Fund has access at the date of measurement;

Level 2 — Quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, but are valued based on executed trades, broker quotations that constitute an executable price, and alternative pricing sources supported by observable inputs which, in each case, are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

At the end of each reporting period, management evaluates the Level 2 and Level 3 assets, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from independent pricing services, and the existence of contemporaneous, observable trades in the market.

8  |

Apollo Senior Floating Rate Fund Inc.

Notes to Schedule of Investments  (continued)

March 31, 2015 (unaudited)

The valuation techniques used by the Fund to measure fair value at March 31, 2015 maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers into and out of the levels are recognized at the value at the end of the period. A summary of the Fund’s investments categorized in the fair value hierarchy as of March 31, 2015 is as follows:

Apollo Senior Floating Rate Fund Inc.

	Total Fair Value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Assets:
Cash and Cash Equivalents	$10,479,917	$10,479,917	$—	$—
Senior Loans	404,751,345	—	327,208,727	77,542,618
Corporate Notes and Bonds	23,948,084	—	23,948,084	—
Common Stock	1,255,250	—	—	1,255,250
Preferred Stock	3,920,000	—	—	3,920,000
Warrants	—	—	—	—
Unrealized appreciation on Unfunded Loan Commitments	77,232	—	77,232	—

Total Net Assets	$444,431,828	$10,479,917	$351,234,043	$82,717,868

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of March 31, 2015.

Apollo Senior Floating Rate Fund Inc.

	Total Fair Value	Senior Loans	Corporate Notes and Bonds	Common Stock	Preferred Stock	Warrants

Fair Value, beginning of period	$87,829,716	$82,651,446	$—	$1,255,250	$3,920,000	$3,020
Purchases, including capitalized PIK	12,317,317	12,317,317	—	—	—	—
Sales	(5,466,096)	(5,466,096)	—	—	—	—
Accretion/(amortization) of discounts/
(premiums)	39,591	39,591	—	—	—	—
Net realized gain/(loss)	5,064	5,064	—	—	—	—
Change in net unrealized appreciation/
(depreciation)	(972,205)	(969,185)	—	—	—	(3,020)
Transfers into Level 3	18,097,019	18,097,019	—	—	—	—
Transfers out of Level 3	(29,132,538)	(29,132,538)	—	—	—	—

Total Fair Value, end of period	$82,717,868	$77,542,618	$—	$1,255,250	$3,920,000	$—

Investments were transferred into Level 3 during the three months ended March 31, 2015 due to a decrease in the avail- ability of qualified observable inputs obtained to support the fair value of each investment as assessed by Apollo Credit Management, LLC, the Fund’s investment adviser (the “Adviser”). Transfers out of Level 3 during the three months ended March 31, 2015 were due to an increase in the availability of qualified observable inputs as assessed by the Adviser. There were no transfers between Level 1 and Level 2 fair value measurement during the period shown. The net change in unrealized appreciation/(depreciation) attributable to Level 3 investments still held at March 31, 2015 was $(540,149).

|  9

Apollo Senior Floating Rate Fund Inc.

Notes to Schedule of Investments  (continued)

March 31, 2015 (unaudited)

The following table provides quantitative measures used to determine the fair values of the Level 3 investments as of March 31, 2015:

Apollo Senior Floating Rate Fund Inc.

Assets	Fair Value at March 31, 2015	Valuation Technique(s)	Unobservable Input(s)	Range of Unobservable Input(s) Utilized

Senior Loans	$74,101,464	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A

	3,441,154	Market comparable approach(a)	Total enterprise value/EBITDA(a)	6.8x

Common Stock	1,255,250	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A

Preferred Stock	3,920,000	Discounted cash flow(b)	Discount rate(b)	8.67%

Warrants	—	Market comparable approach(a)	Total enterprise value/EBITDA(a)	6.8x

Total Fair Value	$82,717,868

(a)	The Fund utilized a market comparable approach to fair value a senior loan and associated common stock warrants. The significant unobservable inputs used in the valuation model were total enterprise value and earnings before interest, taxes, depreciation and amortization (“EBITDA”) based on comparable multiples for a similar investment with similar risks. Significant increases or decreases in either of these inputs in isolation may result in a significantly higher or lower fair value measurement.
(b)	The Fund utilized a discounted cash flow model to fair value the preferred stock. The significant unobservable input used in the valuation model was the discount rate, which was determined based on the market rates an investor would expect for a similar investment with similar risks. The discount rate was applied to present value the projected cash flows in the valuation model. Significant increases in the discount rate may significantly lower the fair value of an investment; conversely, significant decreases in the discount rate may significantly increase the fair value of an investment.

For more information with regard to significant accounting policies, see the Fund’s most recent annual report filed with the Securities and Exchange Commission.

10  |

Item 2. Controls and Procedures.

(a)

The Fund’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Apollo Senior Floating Rate Fund Inc.

By (Signature and Title)	/s/ Joseph Moroney
Joseph Moroney, President
(principal executive officer)

Date	05/20/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph Moroney
Joseph Moroney, President
(principal executive officer)

Date	05/20/15

By (Signature and Title)	/s/ Frank Marra
Frank Marra, Treasurer and Chief Financial Officer
(principal financial officer)

Date	05/20/15